[Logo] M F S (R)
INVESTMENT MANAGEMENT

                               [Graphic Omitted]

               MFS(R) RESEARCH FUND

               SEMIANNUAL REPORT o MARCH 31,2001

        ----------------------------------------------------------------
        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 31 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED              MAY LOSE VALUE           NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael A. Lawless]
     Michael A. Lawless

For the six months ended March 31, 2001, Class A shares of the fund provided a total return of -27.35%, Class B shares -27.61%, Class C shares -27.60%, and Class I shares -27.24%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -18.75% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -34.03%.

Q.  WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE S&P 500 DURING THE
    PERIOD?

A. Most of the technology and telecommunications companies that just six months ago experienced robust demand for their products and services were a big disappointment to the fund. While we reduced our positions in companies such as Cisco, this holding and others like it, detracted from our performance versus the S&P 500. Unfortunately, despite our quick response to reduce many of our technology and telecommunications holdings, the rapid deterioration of business fundamentals among technology and telecommunications stocks caught most investors off guard. For the most part, however, we were ahead of our competition in identifying the extent of the slowdown in capital spending.

Q. THE REDUCTION IN THE FUND'S TECHNOLOGY AND TELECOMMUNICATIONS HOLDINGS HELPED PERFORMANCE, BUT WHAT CAUSED THESE STOCKS TO DECLINE SO RAPIDLY?

A. Essentially, as top management at many companies abruptly revised their profit and earnings projections, the market reacted very quickly and harshly. Our analysts began to see this rapid fundamental change and reduction in capital spending. In fact, in many cases, our Original Research(SM) process allowed our equity analysts to anticipate this deterioration in business fundamentals before many of our competitors did. In conversations with various companies' clients, suppliers, and competitors, we determined that something fundamental happened to the businesses serviced by many technology and telecommunications companies, causing their customers to abruptly reduce spending and concentrate on cutting costs.

Q. WHAT CHANGES DID YOU MAKE TO POSITION THE FUND FOR AN UNCERTAIN EQUITY ENVIRONMENT?

A. We've added to energy stocks, insurance companies, and drug store and supermarket chains such as CVS and Safeway. These stocks remained prominent holdings in the portfolio because we saw reliable earnings growth at these companies. During a highly volatile period for the equity market, they aided fund performance. In the energy sector, electric power generators and oil and natural gas companies have rallied dramatically due to strong demand and the spike in energy prices. In the insurance sector, we have concentrated on the commercial property and casualty insurers and diversified financial services companies. Early in the year, we felt that many of these companies' stock prices had fallen below their intrinsic values. We also saw signs that they had gained more power to raise premiums and had gathered more assets.

Q. GIVEN THE SHARP SELLOFF WE'VE SEEN IN THE TECHNOLOGY SECTOR, ARE YOU BEGINNING TO FIND ATTRACTIVE OPPORTUNITIES?

A. It's difficult to get excited about the technology sector as a whole, because most economic data suggests that while the economy is still growing, it's growing very, very slowly. That said, we have looked closely at select industries within the technology sector, such as data storage. There seems to be a lot of talk in the market about overcapacity and excess inventories at many technology and telecommunications companies. While this argument may be true, it seems to ignore a critical issue: how fast is underlying demand growing? In our view, while spending has slowed down in recent months, the underlying growth rate for data storage or broadband services, for example, is very rapid. As a result, if demand picks up, it may not take long for excess capacity or inventories to be worked off.

Q.  WHERE ELSE ARE YOU AND MFS' ANALYSTS FINDING OPPORTUNITIES?

A. As we headed into 2001, we saw the potential for strong or accelerating earnings growth among government-sponsored enterprises such as the Freddie Mac and Fannie Mae, pharmaceutical companies, and a number of computer software firms. Some of these holdings performed well for the fund, and software companies, in particular, appear extremely undervalued in our view and may be poised for a dramatic rebound if investor confidence returns to the market.

Q.  WHICH STOCKS HURT PERFORMANCE?

A. Other than the technology and telecommunications equipment companies I previously mentioned, satellite broadcaster EchoStar Communications and media and communications company Gemstar-TV Guide International also detracted from total return. While we continue to like the long-term prospects for these companies in light of their dominant industry positions, persistent concerns about declining advertising revenues, a slowing economy, and increased competition in the cable and broadcasting industry hurt performance. Other disappointments for the portfolio included Applera Corp. -- Applied Biosystems and Computer Sciences Corp. Unfortunately, the rapid slowdown in demand for their products and services caught many investors off guard.

Q. THERE DOESN'T SEEM TO BE MUCH CONSENSUS AMONG INVESTORS REGARDING WHEN THE ECONOMY AND THE STOCK MARKET WILL RECOVER. WHAT'S YOUR OUTLOOK?

A. Given the weak economic outlook and the extremely negative investor sentiment in the market, it's difficult to determine when we could see an upturn. From our standpoint, however, all this volatility and weakness creates opportunities for us because stocks have always been more attractive at lower prices and in a declining interest rate environment. The key question is, how long will things stay this way? We believe that the market was unduly optimistic a year ago and that it is now unduly pessimistic because all the negative news about the economic slowdown, earnings problems, and excess capacity has already been discounted into stock prices. What we believe has not been factored into stock prices yet is a potential recovery.

/s/ Michael A. Lawless

    Michael A. Lawless
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Lawless.

Note to Shareholders: Effective April 1, 2001, Michael A. Lawless replaced Alec
C. Murray as Associate Director of Equity Research.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    OCTOBER 13, 1971

  CLASS INCEPTION:          CLASS A  OCTOBER 13, 1971
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  JANUARY 3, 1994
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $5.9 BILLION NET ASSETS AS OF MARCH 31, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

CLASS A
                                             6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -27.35%      -27.45%        +3.90%       +68.51%      +296.70%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --        -27.45%        +1.28%       +11.00%      + 14.77%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --        -31.62%        -0.70%       + 9.69%      + 14.10%
------------------------------------------------------------------------------------------------------------

CLASS B
                                             6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -27.61%      -27.92%        +1.92%       +63.07%      +276.58%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --        -27.92%        +0.64%       +10.27%      + 14.18%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --        -30.44%        -0.15%       +10.00%      + 14.18%
------------------------------------------------------------------------------------------------------------

CLASS C
                                             6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -27.60%      -27.91%        +1.91%       +63.21%      +277.76%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                               --            -27.91%        +0.63%       +10.29%      + 14.21%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                               --            -28.54%        +0.63%       +10.29%      + 14.21%
------------------------------------------------------------------------------------------------------------

CLASS I
                                             6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -27.24%      -27.19%        +5.01%       +71.07%      +302.72%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                               --            -27.19%        +1.64%       +11.34%      + 14.95%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries whose investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2001

FIVE LARGEST STOCK SECTORS
[Graphic Omitted]

TOP 10 STOCK HOLDINGS

EXXON MOBIL CORP.  3.9%                         GENERAL ELECTRIC CO.  2.7%
International oil and gas company               Diversified manufacturing and
                                                financial services conglomerate
MICROSOFT CORP.  3.1%
Computer software and systems company           BRISTOL-MYERS SQUIBB CO.  2.6%
                                                Pharmaceutical products company
CVS CORP.  2.9%
Drug store chain                                CITIGROUP, INC.  2.5%
                                                Diversified financial services
INTERNATIONAL BUSINESS MACHINES CORP.  2.8%     company
Computer and business equipment company
                                                WAL-MART STORES, INC.  2.3%
SAFEWAY, INC.  2.8%                             Retail chain
Supermarket operator
                                                PHARMACIA CORP.  2.3%
                                                Pharmaceutical, health care, and
                                                agricultural products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2001

Stocks - 97.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.2%
  Aerospace - 3.5%
    Boeing Co.                                                           641,800          $   35,754,678
    General Dynamics Corp.                                               853,940              53,576,196
    United Technologies Corp.                                          1,619,700             118,724,010
                                                                                          --------------
                                                                                          $  208,054,884
--------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Harley-Davidson, Inc.                                              1,399,800          $   53,122,410
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.7%
    Bank America Corp.                                                 1,371,000          $   75,062,250
    Capital One Financial Corp.                                          759,900              42,174,450
    PNC Financial Services Group Co.                                     437,100              29,613,525
    SouthTrust Corp.                                                     376,400              17,220,300
    U.S. Bancorp                                                       2,252,215              52,251,388
                                                                                          --------------
                                                                                          $  216,321,913
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.7%
    Guidant Corp.*                                                       262,010          $   11,787,830
    Pharmacia Corp.                                                    2,573,706             129,637,571
    Waters Corp.*                                                        443,600              20,605,220
                                                                                          --------------
                                                                                          $  162,030,621
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.8%
    International Business Machines Corp.                              1,696,000          $  163,121,280
--------------------------------------------------------------------------------------------------------
  Business Services - 2.5%
    Automatic Data Processing, Inc.                                    1,943,000          $  105,660,340
    BEA Systems, Inc.*                                                   207,300               6,089,438
    Computer Sciences Corp.*                                              97,400               3,150,890
    Fiserv, Inc.*                                                        443,300              19,830,748
    VeriSign, Inc.*                                                      355,644              12,603,134
                                                                                          --------------
                                                                                          $  147,334,550
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Sprint Corp. (PCS Group)*                                          2,596,800          $   49,339,200
--------------------------------------------------------------------------------------------------------
  Communication Services - 0.3%
    SBA Communications Corp.*                                          1,110,900          $   17,566,106
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Compaq Computer Corp.                                              1,806,200          $   32,872,840
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Microsoft Corp.*                                                   3,241,900          $  177,291,406
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    EMC Corp.*                                                         2,714,400          $   79,803,360
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.8%
    Comverse Technology, Inc.*                                         1,152,500          $   67,870,725
    E.piphany, Inc.*                                                     469,800               5,490,788
    Exodus Communications, Inc.*                                         478,000               5,138,500
    Extreme Networks, Inc.*                                            1,059,140              16,109,519
    McDATA Corp.*                                                        100,632               1,899,429
    Oracle Corp.*                                                      1,745,420              26,146,392
    Rational Software Corp.*                                             453,600               8,051,400
    VERITAS Software Corp.*                                              750,801              34,717,038
                                                                                          --------------
                                                                                          $  165,423,791
--------------------------------------------------------------------------------------------------------
  Conglomerates - 4.0%
    General Electric Co.                                               3,753,100          $  157,104,766
    Tyco International Ltd.                                            1,872,848              80,963,219
                                                                                          --------------
                                                                                          $  238,067,985
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    QLogic Corp.*                                                        455,815          $   10,255,838
--------------------------------------------------------------------------------------------------------
  Electronics - 2.9%
    Analog Devices, Inc.*                                                361,198          $   13,089,816
    Applied Micro Circuits Corp.*                                        260,100               4,291,650
    Atmel Corp.*                                                       1,773,600              17,403,450
    Flextronics International Ltd.*                                    2,669,196              40,037,940
    Intel Corp.                                                        2,925,200              76,969,325
    Sanmina Corp.*                                                       774,400              15,149,200
    Vitesse Semiconductor Corp.*                                         276,400               6,581,775
                                                                                          --------------
                                                                                          $  173,523,156
--------------------------------------------------------------------------------------------------------
  Energy - 1.5%
    Devon Energy Corp.                                                   306,200          $   17,820,840
    Dynegy, Inc.                                                       1,340,600              68,384,006
                                                                                          --------------
                                                                                          $   86,204,846
--------------------------------------------------------------------------------------------------------
  Entertainment - 3.8%
    AOL Time Warner, Inc.*                                               683,862          $   27,457,059
    Clear Channel Communications, Inc.*                                1,321,400              71,950,230
    Gemstar-TV Guide International, Inc.*                                473,100              13,601,625
    Viacom, Inc., "B"*                                                 2,555,286             112,355,926
                                                                                          --------------
                                                                                          $  225,364,840
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.2%
    Citigroup, Inc.                                                    3,224,786          $  145,050,874
    Fannie Mae                                                         1,412,300             112,419,080
    FleetBoston Financial Corp.                                          866,200              32,699,050
    Freddie Mac                                                        1,794,400             116,330,952
    State Street Corp.                                                   167,700              15,663,180
                                                                                          --------------
                                                                                          $  422,163,136
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.8%
    J. P. Morgan Chase & Co.                                           1,118,862          $   50,236,904
    John Hancock Financial Services, Inc.                              1,453,900              55,902,455
                                                                                          --------------
                                                                                          $  106,139,359
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.8%
    Anheuser-Busch Cos., Inc.                                          1,067,700          $   49,039,461
    Quaker Oats Co.                                                      559,300              54,811,400
                                                                                          --------------
                                                                                          $  103,850,861
--------------------------------------------------------------------------------------------------------
  Gas - 0.1%
    Air Products & Chemicals, Inc.                                       196,300          $    7,537,920
--------------------------------------------------------------------------------------------------------
  Insurance - 4.8%
    AFLAC, Inc.                                                          960,010          $   26,438,675
    American International Group, Inc.                                 1,234,175              99,351,088
    CIGNA Corp.                                                          427,000              45,842,720
    Hartford Financial Services Group, Inc.                              409,620              24,167,580
    The St. Paul Cos., Inc.                                            1,204,900              53,075,845
    UnumProvident Corp.                                                1,177,400              34,403,628
                                                                                          --------------
                                                                                          $  283,279,536
--------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    Akamai Technologies, Inc.*                                           366,100          $    3,134,731
    XO Communications, Inc.*                                             819,300               5,735,100
                                                                                          --------------
                                                                                          $    8,869,831
--------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                                  1,652,400          $   60,048,216
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.6%
    Minnesota Mining & Manufacturing Co.                                 258,400          $   26,847,760
    Rohm & Haas Co.                                                      240,400               7,406,724
                                                                                          --------------
                                                                                          $   34,254,484
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.4%
    American Home Products Corp.                                       2,059,300          $  120,983,875
    Bristol-Myers Squibb Co.                                           2,550,100             151,475,940
    Pfizer, Inc.                                                       2,138,725              87,580,789
    Stryker Corp.                                                        334,300              17,467,175
                                                                                          --------------
                                                                                          $  377,507,779
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 0.9%
    Applera Corp. - Applied Biosystems Group                           1,381,000          $   38,322,750
    Cardinal Health, Inc.                                                166,300              16,089,525
                                                                                          --------------
                                                                                          $   54,412,275
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.1%
    Alcoa, Inc.                                                        1,801,700          $   64,771,115
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.6%
    El Paso Corp.                                                        953,716          $   62,277,655
    Global Marine, Inc.*                                               1,756,230              44,959,488
    Noble Drilling Corp.*                                                963,000              44,452,080
    Weatherford International, Inc.*                                      46,110               2,275,528
                                                                                          --------------
                                                                                          $  153,964,751
--------------------------------------------------------------------------------------------------------
  Oils - 7.4%
    Apache Corp.                                                         245,200          $   14,125,972
    Conoco, Inc.                                                       2,770,600              78,269,450
    EOG Resources, Inc.                                                  548,900              22,631,147
    Exxon Mobil Corp.                                                  2,767,269             224,148,789
    Grant Pride Co., Inc.*                                               564,400               9,707,680
    Santa Fe International Corp.                                       1,628,300              52,919,750
    Transocean Sedco Forex, Inc.                                         769,440              33,355,224
                                                                                          --------------
                                                                                          $  435,158,012
--------------------------------------------------------------------------------------------------------
  Retail - 5.7%
    CVS Corp.                                                          2,874,756          $  168,144,478
    Gap, Inc.                                                            701,200              16,632,464
    RadioShack Corp.                                                     625,220              22,939,322
    Wal-Mart Stores, Inc.                                              2,590,800             130,835,400
                                                                                          --------------
                                                                                          $  338,551,664
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.4%
    SPX Corp.*                                                           287,000          $   26,048,120
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.7%
    Safeway, Inc.*                                                     2,937,300          $  161,992,095
--------------------------------------------------------------------------------------------------------
  Telecommunications - 6.1%
    Allegiance Telecom, Inc.*                                            416,400          $    6,141,900
    Amdocs Ltd.*                                                         132,100               6,327,590
    American Tower Corp., "A"*                                         1,206,400              22,318,400
    Cabletron Systems, Inc.*                                           1,041,430              13,434,447
    CIENA Corp.*                                                       1,013,600              42,317,800
    Cisco Systems, Inc.*                                               2,923,200              46,223,100
    EchoStar Communications Corp.*                                     1,490,800              41,276,525
    Emulex Corp.*                                                        248,400               4,673,025
    Metromedia Fiber Network, Inc., "A"*                               1,226,800               6,722,864
    Qwest Communications International, Inc.*                          2,844,900              99,713,745
    Sprint Corp.                                                       3,099,500              68,158,005
    Vignette Corp.*                                                      331,400               2,133,387
                                                                                          --------------
                                                                                          $  359,440,788
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.8%
    Comcast Corp., "A"*                                                1,093,000          $   45,837,687
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    AES Corp.*                                                         1,262,500          $   63,074,500
    Calpine Corp.*                                                       958,600              52,790,102
    Constellation Energy Group, Inc.                                     740,700              32,664,870
                                                                                          --------------
                                                                                          $  148,529,472
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Enron Corp.                                                          625,800          $   36,358,980
    Williams Cos., Inc.                                                  197,000               8,441,450
                                                                                          --------------
                                                                                          $   44,800,430
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $5,442,856,557
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.5%
  France - 0.7%
    Total Fina Elf S.A., "B" (Oils)                                      303,500          $   40,978,160
--------------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              522,400          $   24,814,000
--------------------------------------------------------------------------------------------------------
  Japan - 0.4%
    Fast Retailing Co. (Retail)                                          152,100          $   25,214,633
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Royal Dutch Petroleum Co. (Oils)                                   1,525,900          $   84,544,051
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.6%
    Novartis AG (Medical and Health Products)                             37,900          $   59,176,427
    Syngenta AG (Chemicals)*                                             641,900              32,927,435
                                                                                          --------------
                                                                                          $   92,103,862
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.9%
    Bank of Scotland (Banks and Credit Cos.)*                          1,876,000          $   18,633,003
    Vodafone Group PLC (Telecommunications)*                          12,902,133              35,332,209
                                                                                          --------------
                                                                                          $   53,965,212
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  321,619,918
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,829,320,864)                                            $5,764,476,475
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.5%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Corp., due 4/02/01                           $        1,710          $    1,709,743
    American General Finance Corp., due 4/02/01                              514                 513,923
    Citigroup, Inc., due 4/02/01                                           8,355               8,353,740
    General Electric Capital Corp., due 4/02/01                           13,720              13,717,950
    Goldman Sachs Group LP, due 4/02/01                                    2,843               2,842,569
    Prudential Funding Corp., due 4/02/01                                  4,038               4,037,398
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   31,175,323
--------------------------------------------------------------------------------------------------------

Repurchase Agreement
--------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 3/30/01, due 4/2/
      01, total to be received $1,633,728 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost           $        1,633          $    1,633,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,862,129,187)                                       $5,797,284,798

Other Assets, Less Liabilities - 1.8%                                                        104,582,330
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $5,901,867,128
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MARCH 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,862,129,187)        $5,797,284,798
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    227,385,808
  Cash                                                                      189
  Receivable for fund shares sold                                    88,556,858
  Receivable for investments sold                                    62,002,410
  Net receivable for forward currency exchange contracts
    involved in master netting agreement                              2,636,882
  Dividends and interest receivable                                   4,786,084
  Other assets                                                           66,587
                                                                 --------------
    Total assets                                                 $6,182,719,616
                                                                 --------------
Liabilities:
  Payable for fund shares reacquired                             $   13,640,664
  Payable for investments purchased                                  38,613,087
  Collateral for securities loaned, at value                        227,385,808
  Payable to affiliates -
    Management fee                                                      136,150
    Shareholder servicing agent fee                                      31,663
    Distribution and service fee                                        219,724
    Administrative fee                                                    3,777
  Accrued expenses and other liabilities                                821,615
                                                                 --------------
      Total liabilities                                          $  280,852,488
                                                                 --------------
Net assets                                                       $5,901,867,128
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $6,181,406,274
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (62,276,132)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                  (199,586,845)
  Accumulated net investment loss                                   (17,676,169)
                                                                 --------------
      Total                                                      $5,901,867,128
                                                                 ==============
Shares of beneficial interest outstanding                          304,081,384
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $2,801,976,762 / 141,005,974 shares of
     beneficial interest outstanding)                                $19.87
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $21.08
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,423,023,368 / 127,510,886 shares of
     beneficial interest outstanding)                                $19.00
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $662,519,312 / 34,850,059 shares of
     beneficial interest outstanding)                                $19.01
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $14,347,686 / 714,465 shares of
     beneficial interest outstanding)                                $20.08
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    23,084,246
    Interest                                                          8,301,404
    Foreign taxes withheld                                             (243,554)
                                                                ---------------
      Total investment income                                   $    31,142,096
                                                                ---------------
  Expenses -
    Management fee                                              $    15,462,662
    Trustees' compensation                                               58,525
    Shareholder servicing agent fee                                   3,595,969
    Distribution and service fee (Class A)                            5,880,459
    Distribution and service fee (Class B)                           15,023,020
    Distribution and service fee (Class C)                            4,043,749
    Administrative fee                                                  237,658
    Custodian fee                                                       937,086
    Printing                                                             57,552
    Postage                                                             220,659
    Auditing fees                                                        18,256
    Legal fees                                                            7,468
    Miscellaneous                                                     1,972,113
                                                                ---------------
      Total expenses                                            $    47,515,176
    Fees paid indirectly                                               (691,595)
                                                                ---------------
      Net expenses                                              $    46,823,581
                                                                ---------------
        Net investment loss                                     $   (15,681,485)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                   $  (183,330,664)
      Foreign currency transactions                                   9,289,215
                                                                ---------------
        Net realized loss on investments and foreign
          currency transactions                                 $  (174,041,449)
                                                                ---------------
    Change in unrealized appreciation (depreciation) -
      Investments                                               $(2,057,858,608)
      Translation of assets and liabilities in foreign
        currencies                                                      765,530
                                                                ---------------
        Net unrealized loss on investments and foreign
          currency translation                                  $(2,057,093,078)
                                                                ---------------
          Net realized and unrealized loss on investments
            and foreign currency                                $(2,231,134,527)
                                                                ---------------
            Decrease in net assets from operations              $(2,246,816,012)
                                                                ===============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED                     YEAR ENDED
                                                                  MARCH 31, 2001             SEPTEMBER 30, 2000
                                                                     (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $   (15,681,485)               $   (38,653,853)
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (174,041,449)                 1,309,910,023
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (2,057,093,078)                   778,448,481
                                                                ---------------                ---------------
    Increase (decrease) in net assets from operations           $(2,246,816,012)               $ 2,049,704,651
                                                                ---------------                ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $  (429,536,921)               $  (249,638,542)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (381,762,804)                  (235,896,495)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (101,862,091)                   (59,513,382)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (2,402,732)                    (1,548,492)
                                                                ---------------                ---------------
      Total distributions declared to shareholders              $  (915,564,548)               $  (546,596,911)
                                                                ---------------                ---------------
Net increase in net assets from fund share transactions         $   882,654,723                $   143,683,650
                                                                ---------------                ---------------
      Total increase in net assets                              $(2,279,725,837)               $ 1,646,791,390
Net assets:
  At beginning of period                                          8,181,592,965                  6,534,801,575
                                                                ---------------                ---------------
At end of period (including accumulated net investment
  loss of $17,676,169 and $1,994,684, respectively)             $ 5,901,867,128                $ 8,181,592,965
                                                                ---------------                ---------------
See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                     SIX MONTHS ENDED          --------------------------------------------------------------------------------
                       MARCH 31, 2001                 2000              1999              1998              1997           1996
                          (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                              CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period          $31.40               $25.58            $21.45            $22.69            $18.53         $15.61
                               ------               ------            ------            ------            ------         ------
Income (loss) from
investment operations# -
  Net investment
    income (loss)              $(0.01)              $(0.05)           $(0.02)           $ 0.05            $ 0.04         $ 0.06
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency        (8.00)                8.01              5.10             (0.30)             5.07           3.88
                               ------               ------            ------            ------            ------         ------
      Total from investment
        operations             $(8.01)              $ 7.96            $ 5.08            $(0.25)           $ 5.11         $ 3.94
                               ------               ------            ------            ------            ------         ------
Less distributions
  declared to
  shareholders -
  From net investment
    income                     $ --                 $ --              $ --              $ --              $(0.01)        $(0.05)
  From net realized gain on
    investments and
    foreign currency
    transactions                (3.52)               (2.14)            (0.95)            (0.99)            (0.92)         (0.97)
  In excess of net
    investment income            --                   --                --                --               (0.02)          --
                               ------               ------            ------            ------            ------         ------
      Total distributions
        declared to
        shareholders           $(3.52)              $(2.14)           $(0.95)           $(0.99)           $(0.95)        $(1.02)
                               ------               ------            ------            ------            ------         ------
Net asset value - end
  of period                    $19.87               $31.40            $25.58            $21.45            $22.69         $18.53
                               ======               ======            ======            ======            ======         ======
Total return(+)                (27.35)%++            32.45%            24.09%            (0.89)%           28.72%         26.54%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                     0.98%+               0.96%             0.98%             0.91%             0.96%          0.91%
  Net investment
    income (loss)               (0.09)%+             (0.16)%           (0.06)%            0.23%             0.18%          0.36%
Portfolio turnover                 45%                  95%               93%               81%               79%            81%
Net assets at end of
  period (000 Omitted)     $2,801,977           $3,795,327        $3,061,563        $2,611,866        $2,201,849       $972,353

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                    SIX MONTHS ENDED        ----------------------------------------------------------------------
                                      MARCH 31, 2001            2000             1999           1998            1997          1996
                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $30.09          $24.74          $20.90          $22.16          $18.19        $15.40
                                              ------          ------          ------          ------          ------        ------
Income (loss) from investment operations# -
  Net investment loss                         $(0.09)         $(0.23)         $(0.18)         $(0.10)         $(0.10)       $(0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (7.66)           7.72            4.97           (0.28)           4.97          3.82
                                              ------          ------          ------          ------          ------        ------
      Total from investment operations        $(7.75)         $ 7.49          $ 4.79          $(0.38)         $ 4.87        $ 3.76
                                              ------          ------          ------          ------          ------        ------
Less distributions declared to shareholders
  from netc realized gain on investments and
  foreign currency transactions               $(3.34)         $(2.14)         $(0.95)         $(0.88)         $(0.90)       $(0.97)
                                              ------          ------          ------          ------          ------        ------
Net asset value - end of period               $19.00          $30.09          $24.74          $20.90          $22.16        $18.19
                                              ======          ======          ======          ======          ======        ======
Total return                                  (27.61)%++       31.60%          23.31%          (1.54)%         27.88%        25.59%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                    1.63%+          1.61%           1.63%           1.56%           1.63%         1.66%
  Net investment loss                          (0.74)%+        (0.81)%         (0.71)%         (0.42)%         (0.49)%       (0.37)%
Portfolio turnover                                45%             95%             93%             81%             79%           81%
Net assets at end of period
  (000 Omitted)                           $2,423,023      $3,455,142      $2,753,935      $2,237,570      $1,860,130      $680,456

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from diredted brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                    SIX MONTHS ENDED       ---------------------------------------------------------------------
                                      MARCH 31, 2001            2000          1999            1998            1997          1996
                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
                                             CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $30.11          $24.75        $20.92          $22.17          $18.22        $15.42
                                              ------          ------        ------          ------          ------        ------
Income (loss) from investment operations# -
  Net investment loss                         $(0.09)         $(0.23)       $(0.18)         $(0.10)         $(0.09)       $(0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (7.66)           7.73          4.96           (0.27)           4.96          3.83
                                              ------          ------        ------          ------          ------        ------
      Total from investment operations        $(7.75)         $ 7.50        $ 4.78          $(0.37)         $ 4.87        $ 3.77
                                              ------          ------        ------          ------          ------        ------
Less distributions declared
  to shareholders -
  From net investment income                  $ --            $ --          $ --            $ --            $(0.00)+++    $ --
  From net realized gain on investments and
    foreign currency transactions              (3.35)          (2.14)        (0.95)          (0.88)          (0.92)        (0.97)
  In excess of net investment income            --              --            --              --             (0.00)+++     (0.00)+++
                                              ------          ------        ------          ------          ------        ------
      Total distributions declared to
        shareholders                          $(3.35)         $(2.14)       $(0.95)         $(0.88)         $(0.92)       $(0.97)
                                              ------          ------        ------          ------          ------        ------
Net asset value - end of period               $19.01          $30.11        $24.75          $20.92          $22.17        $18.22
                                              ======          ======        ======          ======          ======        ======
Total return                                  (27.60)%++       31.58%        23.35%          (1.51)%         27.87%        25.67%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                    1.63%+          1.61%         1.63%           1.56%           1.62%         1.67%
  Net investment loss                          (0.74)%+        (0.81)%       (0.71)%         (0.42)%         (0.47)%       (0.38)%
Portfolio turnover                                45%             95%           93%             81%             79%           81%
Net assets at end of period (000 Omitted)   $662,519        $910,205      $699,816        $563,505        $459,809      $136,032

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,                   PERIOD ENDED
                                  SIX MONTHS ENDED          ------------------------------------------         SEPTEMBER 30,
                                    MARCH 31, 2001                2000            1999            1998                 1997*
                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                           CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $31.76              $25.77          $21.52          $22.75                $18.34
                                            ------              ------          ------          ------                ------
Income (loss) from investment operations# -
  Net investment income                     $ 0.03              $ 0.06          $ 0.07          $ 0.13                $ 0.07
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (8.09)               8.07            5.13           (0.31)                 4.34
                                            ------              ------          ------          ------                ------
      Total from investment operations      $(8.06)             $ 8.13          $ 5.20          $(0.18)               $ 4.41
                                            ------              ------          ------          ------                ------
Less distributions declared to
  shareholders from net realized gain                                                                                 $
  on investments and foreign currency
  transactions                              $(3.62)             $(2.14)         $(0.95)         $(1.05)                 --
                                            ------              ------          ------          ------                ------
Net asset value - end of period             $20.08              $31.76          $25.77          $21.52                $22.75
                                            ======              ======          ======          ======                ======
Total return                                (27.24)++            32.90%          24.59%          (0.55)%               24.05%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                  0.63%+              0.61%           0.63%           0.56%                 0.63%+
  Net investment income                       0.26%+              0.20%           0.29%           0.57%                 0.51%+
Portfolio turnover                              45%                 95%             93%             81%                   79%
Net assets at end of period (000
  Omitted)                                 $14,348             $20,919         $19,488         $17,551               $19,400

 * For the period from the inception of Class I shares, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds, selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2001, the value of securities loaned was $218,409,739. These loans were collateralized by cash of $227,385,808 which was invested in the following short-term obligations:

                                                                  AMORTIZED COST
                                                    SHARES             AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   227,385,808          $227,385,808

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $489,297 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $202,298 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $17,350 for the six months ended March 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $351,721 for the six months ended March 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $171,947 for the six months ended March 31, 2001. Fees incurred under the distribution plan during the six months ended March 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $39,512 and $7,799 for Class B and Class C shares, respectively, for the six months ended March 31, 2001. Fees incurred under the distribution plan during the six months ended March 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2001, were $81,387, $1,755,538, and $34,134 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $3,269,088,585 and $3,127,164,647, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $ 5,862,129,187
                                                               ---------------
Gross unrealized depreciation                                  $(5,829,320,858)
Gross unrealized appreciation                                    5,764,476,469
                                                               ---------------
    Net unrealized depreciation                                $   (64,844,389)
                                                               ===============

(5) Shares of Beneficial Interest

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED MARCH 31, 2001            YEAR ENDED SEPTEMBER 30, 2000
                                 ----------------------------------       ----------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                       111,749,789       $ 2,786,766,177        207,627,738       $ 6,195,572,700
Shares issued to shareholders in
  reinvestment of distributions    15,550,651           369,794,796          8,096,928           219,374,714
Shares reacquired                (107,152,283)       (2,679,450,868)      (214,542,731)       (6,407,383,015)
                                 ------------       ---------------       ------------       ---------------
    Net increase                   20,148,157       $   477,110,105          1,181,935       $     7,564,399
                                 ============       ===============       ============       ===============

Class B shares
                                    SIX MONTHS ENDED MARCH 31, 2001            YEAR ENDED SEPTEMBER 30, 2000
                                 ----------------------------------       ----------------------------------
                                       SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                         8,910,383       $   212,574,636         17,762,301       $   502,832,616
Shares issued to shareholders in
  reinvestment of distributions    13,930,326           317,473,031          7,500,422           195,687,919
Shares reacquired                 (10,168,804)         (235,692,734)       (21,738,495)         (612,700,615)
                                 ------------       ---------------       ------------       ---------------
    Net increase                   12,671,905       $   294,354,933          3,524,228       $    85,819,920
                                 ============       ===============       ============       ===============

Class C shares
                                    SIX MONTHS ENDED MARCH 31, 2001            YEAR ENDED SEPTEMBER 30, 2000
                                 ----------------------------------       ----------------------------------
                                       SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                         5,364,773       $   129,614,843          9,799,241       $   277,998,234
Shares issued to shareholders in
  reinvestment of distributions     3,335,205            76,076,231          1,621,617            42,340,404
Shares reacquired                  (4,081,483)          (95,961,034)        (9,460,031)         (267,054,410)
                                 ------------       ---------------       ------------       ---------------
    Net increase                    4,618,495       $   109,730,040          1,960,827       $    53,284,228
                                 ============       ===============       ============       ===============

Class I shares
                                    SIX MONTHS ENDED MARCH 31, 2001            YEAR ENDED SEPTEMBER 30, 2000
                                 ----------------------------------       ----------------------------------
                                       SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            30,205       $       778,682            722,976       $    22,454,823
Shares issued to shareholders in
  reinvestment of distributions        93,525             2,245,531             52,829             1,443,289
Shares reacquired                     (67,891)           (1,564,568)          (873,502)          (26,883,009)
                                 ------------       ---------------       ------------       ---------------
    Net increase (decrease)            55,839       $     1,459,645            (97,697)      $    (2,984,897)
                                 ============       ===============       ============       ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended March 31, 2001, was $34,075. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                                                             NET
                 SETTLEMENT             CONTRACTS TO                               CONTRACTS          UNREALIZED
                       DATE          DELIVER/RECEIVE       IN EXCHANGE FOR          AT VALUE        APPRECIATION
----------------------------------------------------------------------------------------------------------------
Sales             6/13/2001       JPY  6,519,479,220           $55,084,105       $52,447,223          $2,636,882
                                                                                 -----------          ----------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

JPY = Japanese Yen

At March 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified                Assistant Secretary
services company)                                        James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway                  CUSTODIAN
& Barnes (attorneys)                                     State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor, Harvard          INVESTOR INFORMATION
University Graduate School of Business                   For information on MFS mutual funds, call your
Administration                                           investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Charles W. Schmidt+ - Private Investor                   business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                 INVESTOR SERVICE
MFS Investment Management                                MFS Service Center, Inc.
                                                         P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief                  Boston, MA 02107-9906
Executive Officer, MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith+ - Independent Consultant                1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman,
North American Management Corp.                          For service to speech- or hearing-impaired
(investment adviser)                                     individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
INVESTMENT ADVISER                                       time. (To use this service, your phone must be
Massachusetts Financial Services Company                 equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
DISTRIBUTOR                                              or stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Michael A. Lawless*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) RESEARCH FUND                                                ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                   PAID
                                                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                               MFR-3 5/01 586.9M 14/214/314/814